EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report on Form 10-QSB/A of Red Reef Laboratories International, Inc. for the three and nine months ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Claus Wagner Bartak, our Chief Executive Officer and Chief Financial Officer, certify that:

  *   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  *   information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

/s/ Claus Wagner Bartak
Claus Wagner Bartak
Chief Executive Officer and Chief Financial Officer

September 20, 2007

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.